Exhibit 99.1
 Investor PresentationGSE Systems, Inc. (“GSE Solutions”)NASDAQ: GVPSeptember 21, 2021

 Forward Looking Statements and Non-GAAP Financial Measures  This presentation, our remarks, and answers to questions contain statements that are considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These statements reflect our current expectations concerning future events and results. We use words such as “expect,” “intend,” “believe,” “may,” “will,” “should,” “could,” “anticipate,” and similar expressions to identify forward-looking statements, but their absence does not mean a statement is not forward-looking. These statements are not guarantees of our future performance and are subject to risks, uncertainties, and other important factors that could cause our actual performance or achievements to be materially different from those we project. For a full discussion of these risks, uncertainties, and factors, we encourage you to read our documents on file with the Securities and Exchange Commission, including those set forth in our periodic reports under the forward-looking statements and risk factors sections. We do not intend to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.This presentation, our remarks, and answers to questions include references to Adjusted EBITDA, adjusted net income, and adjusted earnings per share (“adjusted EPS”), which do not adhere to generally accepted accounting principles (“GAAP”). We define EBITDA as earnings before interest, taxes, depreciation and amortization (“EBITDA”). “Adjusted EBITDA” excludes from EBITDA certain non-recurring gains and expense including non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, and acquisition-related expense. References to “Adjusted net income” excludes from net income non-cash loss on impairment, impact of the change in fair value of contingent consideration, restructuring charges, stock-based compensation expense, impact of the change in fair value of derivative instruments, acquisition-related expense, and amortization of intangible assets related to acquisitions. We define adjusted EPS as adjusted net income divided by fully diluted shares of common stock issued and outstanding. EBITDA, Adjusted EBITDA, Adjusted net income, and adjusted EPS are reconciled to net income, the most directly comparable GAAP measure, in the financial tables included in the Appendix to this presentation. We believe that this additional information and the reconciliation we provide may be useful to help evaluate our operations. This information supplements our results as reported in accordance with GAAP and should not be viewed in isolation from, or as a substitute for, our GAAP results.We undertake no duty to update or revise the information in light of new information, future events or otherwise, although we may do so from time to time as management believes is appropriate. Any such updating may be made through the filing of reports or documents with the Securities and Exchange Commission, through press releases or through other public disclosures.

   GSE: Future of Power Operations  Our mission is to deliver advanced engineering services & products, and flexible workforce solutions that support a stable grid, clean energy production and the decarbonization of the power industry.

 Corporate Overview

GSE Solutions At A Glance

- More than four decades of proven industry experience, more than 1,100 installations, and hundreds of customers in over 50 countries spanning the globe
- Delivers unique and essential engineering and workforce solutions, services and products
- Solutions include performance optimization, regulatory compliance, simulation, training, and staffing
- One of the few publicly held independent companies serving the clean energy sector of nuclear power and adjacent industries
- GSE supports the future of clean energy production and the decarbonization of the power industry

Ticker | Exchange	GVP | Nasdaq
Headquarters	**Maryland**
Number of Employees	**~380**
Recent price (9/16/21)	**$1.35**
Shares outstanding	**~20.6M**
Market cap (9/16/21)	**~$27.8M**
Total cash (6/30/21)	**~$3.8M**
Total debt[1] (6/30/21)	**~$12.4M**
Enterprise value[2]	**~$36.4M**
Revenue (2020)	**~$57.6M**
EV / Revenue[2]	**~0.6x**
Insider ownership[3]	**~1.56M shares**

GSE SOLUTIONS™

[1] Total debt includes a Paycheck Protection Program loan of approximately $10M received under the Coronavirus Aid, Relief and Economic Security Act (the "CARES Act"). [2] Enterprise Value and EV/Revenue are estimates based on the Recent Price, Market Cap, Total Cash and Total Debt amounts as of the dates provided herein and do not represent the Enterprise Value or EV/Revenue as of the date of this presentation. [3] Per proxy dated 4/30/2021.

© 2021 GSE Solutions All Rights Reserved.

5

GSE Senior Leadership



Kyle Loudermilk

President and Chief Executive Officer

- 20+ years of executive experience at publicly-listed MicroStrategy. AspenTech, and PE-backed Datatel/Ellucian
- Strong track record revitalizing technology companies
- BS, MS, Chemical Engineering – Columbia University; Harvard University General Management Program



Emmett Pepe, CPA

Chief Financial Officer

- 30+ years of experience in finance management across a variety of business sectors
- Focus on the software and telecommunication
- Executive positions at MicroStrategy, BroadSoft, Software AG, and webMethods
- BS, Accounting – Penn State University



Don Horn

President, Engineering Performance Group

- 25+ years in energy industry, focused on managerial and engineering responsibilities
- Electrical engineering experience with Foster Wheeler, Houston Lighting & Power, and Fluor
- BS in Electrical Engineering – Colorado State University



Bahram Meyssami PhD

Chief Technology Officer

- 25+ years of experience in the software industry
- Former positions at Aspen Technology, Datatel, University of Maryland
- BS, MS, PhD Chemical Engineering – University of Maryland



Brian Greene

Vice President, Workforce Solutions Group

- 15+ years of staffing industry experience
- More than a decade with System One, with a particular focus on staffing for the nuclear energy and engineering sectors
- BA, English – University of West Georgia

GSE SOLUTIONS

© 2021 GSE Solutions All Rights Reserved.

6

How We Work

GSE Engineering

Design | Simulation | Peformance

The **GSE Engineering** is a highly experienced team focused on creating innovative ways to meet our customers' needs using a combination of our industry-leading services and products.

- Engineering design and implementation services
- Simulators that enhance design and performance
- Optimizing plant performance and engineering program applications

GSE Workforce Solutions

Training | Consulting | Staffing

The **GSE Workforce Solutions** division makes sure the right people and skills are in place for customer operations to run smoothly. Our experts help identify solutions and talent to address workforce gaps.

- Flexible staffing services
- End-to-end workforce management programs
- Knowledge transfer support as aging workforce retire
- Specialized nuclear training programs

© 2021 GSE Solutions All Rights Reserved.

7

Solutions: Engineering Services & Technology

SERVICES PRODUCTS PEOPLE

GSE SOLUTIONS™

ENGINEERING SERVICES

- Systems Upgrades
- Life Extension
- License Renewal
- Specialty Engineering EOC
- PRA Evaluations

PLANT MODIFICATIONS

- Mechanical, Electrical, I&C
- Civil/Structural
- Fire Protection
- Digital Upgrades

THERMAL PERFORMANCE

- Assessment Modeling
- Heat Balance Analysis
- Megawatt Improvement
- Online Monitoring
- Training Courses
- Thermal Performance Software

ENGINEERING PROGRAMS

- ASME OM Code
- In-Service Inspect/Test
- Appendix J
- Balance of Plant
- Engineering Programs Software
- Training Courses

DECOMMISSION SERVICES

- Assessment/ Readiness
- Procedures
- 10 CFR 72 Compliance
- License Termination

CONSULTING

- Nuclear Operations
- Program Compliance
- Performance Analysis
- Work Management
- Corrective Actions
- License & Regulatory
- Design for Inspectability

STAFFING

- Staff Augmentation
- Schedule/Plan Estimates
- Project Management
- Procedure Development

TRAINING

- Turn-key Programs
- Custom Programs & Development
- On-Demand Training
- Assessments
- Certified Instructors

SIMULATION

- Virtual Commissioning
- Advanced Modeling
- System Design
- Generic Simulation
- Full-Scope Custom Simulation
- On-Demand Platform
- Engineering Simulators

GSE SOLUTIONS™

© 2021 GSE Solutions All Rights Reserved.

8

 Representative Global Blue-Chip Customers1   1The trademarks above are the property of the referenced companies; GSE disclaims ownership of such marks. Inclusion of a representative customer herein is not intended to suggest endorsement or recommendation.

Business Model: How We Make Money

	Software[1]	Engineering	Workforce Solutions
% of Revenue	~5%	~55%	~45%
Gross Margin	80-90%	30-40+%	12-15%
Primarily Selling	Software	Engineering Modeling & Modification Services	Technical / High-Value Staffing
Business Model	Sale of perpetual license with recurring MX, or SaaS annual subscription	Fixed price, and time and material contracts	Time and material contracts
Accounting	License upon delivery, ratable recognition over life of MX agreement	Percent complete, or as service is performed billing occurs	As service is performed billing occurs

[1] *Software is a component of GSE's Engineering group*

GSE SOLUTIONS

© 2021 GSE Solutions All Rights Reserved.

10

Growing Software MX Revenue Streams



$1.4
$0.5
+147%
1H 2020
1H 2021

Software & Support Revenue – Over time
(in $M)

Revenue history

- 34% 2019-2020 (total software)
- 147% 2020-2021 (over time software)

Types of software

- Workforce training
- Engineering scenarios
- Analytics analysis
- Program support

Why software

- Better margins
- Implementing modernization of systems for better data knowledge
- Support virtual workforce with web-based solutions
- We have experts to develop and deploy

© 2021 GSE Solutions All Rights Reserved.

11

 Web-based Employee Training Software  Dynamic Simulation Modeling Software  Engineering Program Software  Investing in the Future of Software  The most accurate, highest-level of advanced modeling used to test engineering changes, system design and human factors engineering.  EnVision On-Demand integrates computer-based tutorials and simulations to provide anytime, anywhere access to training content.  EP-Plus is a modern, easy to use engineering programs software suite, built on industry standards and best practices by leading experts.  Fleet Thermal System Monitoring Software  TSM Enterprise is a suite of calculation modules that provide timesaving methods of tracking thermal performance in plant applications.

COVID Business Challenges & Outcomes

CHALLENGES
- Clients reduced/postponed staff augmentation engagements
- Project stoppage at client facilities due to onsite outbreak
- Delay in nonessential engineering services projects

ACTIONS
- Prioritized the health and safety of employees and clients
- Migrated a significant portion of employees to work remote
- Pursued a hybrid virtual/in-person selling/delivery approach

POSITIVE OUTCOMES

- Leveraged technology to stay connected with clients
- Won a multiyear subscription for EnVision by a global energy company
- Announced two MSAs with a total value of $35M at US major utility
- Secured three contracts with total value of $8.7M for training & staffing
- Opportunity to lower costs and reduce real estate footprint
- PPP loan forgiven, GSE is exiting pandemic with stronger balance sheet

GSE SOLUTIONS
© 2021 GSE Solutions All Rights Reserved.
13

 Industry Growth Drivers

What’s Driving The Market


Awareness of the value of nuclear power as a source for carbon-free energy
NEED Optimization Programs
The new administration’s plans to cut carbon emissions
NEED Engineering Modifications
Development of advanced small modular reactors
NEED Simulation Solutions
Delivering environmental equity
NEED Software Solutions
Demand for carbon-free electricity
Modernizing operations
Widening skills gap and aging workforce
NEED Staff Support
Restart of nuclear reactors post-Fukushima
NEED Training Programs

Utilities NEED Experienced Partners & Expert Solutions

GSE SOLUTIONS™

© 2021 GSE Solutions All Rights Reserved.

15

Investing in Environmental Equity

GSE is positioned as an essential enabler of US decarbonization.

New Executive Actions: Clean Energy

- Charged to create a carbon-free power sector by 2035
- US on a path to a net-zero economy by 2050
- Re-establish the President's Council of Advisors on Science and Technology
- Creation of jobs and skilled-trades to accelerate clean energy and transmission projects
- Plan to increase the resilience of facilities and operations
- Likely phaseout and elimination of fossil fuel subsidies

2021	2025	2035	2050
Strategy & solution building	Embrace new technologies like SMRs	Carbon-free power sector created	US on path to net-zero economy

GSE Growth Roadmap

Boosting efficiency & driving to net zero carbon emissions

0-3 years | **3-5 years** | **5-7 years**

Organic Growth
DEEPEN



- deepen partnerships customers and vendors
- expand cross selling efforts
- improve power generation assets and operations with products, services and maintenance contracts
- expand to adjacent markets
- build and expand talent network

Utilize Technology
OPTIMIZE



- expand services and technology to the aging nuclear fleet to improve operations, enhance safety and extend plant life
- develop new innovative software and technologies to modernize and analyze systems
- extend capabilities through a customized approach to offer true and compelling value

New Approaches
INTEGRATE



- aggressively address cross-over services that fit with natural gas/renewables, wind, solar and hydrogen
- continue to work and expand partnerships into advance reactors and small modular reactors (SMR)
- continue to innovate and improve

GSE SOLUTIONS

© 2021 GSE Solutions All Rights Reserved.

17

 The Robust Nuclear Industry…  TODAY: Global nuclear reactor installed base1: 441     Operable Nuclear Reactors – Top 10 Countries  1Source: International Atomic Energy Agency - Power Reactor Information System (August 2020)2Source: World Nuclear Association (August 2017)3Source: Extrapolated from The Conversation, August 2018; International Atomic Energy Agency  Years    Lifespan  Average US Nuclear Plant is ~40 Years Old1  Million Metric Tons, 2019  CO2 Emissions Avoided by the US Power Industry  Plants are here for the long-termAn average nuclear plant spans 60 years - existing fleet requires 20-40 years depending on if licenses get extended to 80 yearsNuclear leads in reducing CO2 emissions“Nuclear energy is America’s top source of carbon-free electricity and avoids more than 1/2 billion tons of carbon emissions each year.”GSE solutions them help sustain & growGSE maintenance, services and technology support the aging nuclear fleet to improve operations, enhance safety and extend plant life.  Benefits GSE

SMRs & Traditional Nuclear Reactors: Key Differences

SMALL MODUAL REACTORS	TRADITIONAL REACTORS

SMALL MODUAL REACTORS

- ✓ Safe, Clean, & Affordable Nuclear Power Option
- ✓ Modularity
- ✓ Lower Capital Investment
- ✓ Siting Flexibility
- ✓ Greater Efficiency
- ✓ Increasing Grid Stability
- ✓ Safeguards & Security / Nonproliferation
- ✓ US Industry, Manufacturing and Job Growth
- ✓ Economic Development

TRADITIONAL REACTORS

- **Negative Public Awareness** - Sometimes viewed by the general public as a dangerous or unstable
- **More Expensive to Build** - Conventional reactor designs are considered multi-billion-dollar infrastructure projects
- **Higher Operating Costs** - although lower than coal, oil, and gas alternatives
- **Larger Footprint**
  - SMR need 35-acre footprint, while a traditional nuclear plant generating the same amount of electricity requires nearly 500 acres
  - Although smaller land footprint than other clean energy technologies such as solar and wind.

https://www.energy.gov/ne/benefits-small-modular-reactors-smrs
https://www.clean-energy-ideas.com/nuclear-energy/pros-and-cons-of-nuclear-energy/

GSE SOLUTIONS

© 2021 GSE Solutions All Rights Reserved.

19

Small Modular Reactors (SMR) Gain Traction in 2020-2021

SEPT '20	US NRC approved the first SMR design by NuScale
OCT '20	US DOE awarded $160M to build working models of smaller scale nuclear reactor designs
NOV '20	UK announces ten-point plan for a green industrial revolution, supporting the UK SMR program with a £215 million investment
DEC '20	DOE announced $30M in funding under its new Advanced Reactor Demonstration Program
DEC '20	Canada outlines next steps for progress on SMR technology[1]
FEB '21	Montana Senate Committee votes to pass a feasibility study for replacing coal-fired boilers at a coal plant with SMRs[2]
FEB '21	US Rep Mike Simpson calls for breaching four Snake River dams and replacing energy with sources such as SMRs[3]
Jun' 21	TerraPower teams with PacifiCorp to demonstrate the viability of carbon-free SMRs in WY
Sept '21	The SMR market is projected to reach USD 11.3 billion by 2026[4]
Sept '21	Consideration of SMRs for the Caribbean island of Puerto Rico is advancing to the 2nd stage
Sept '21	A new facility opened by NuScale in collaboration with the University of Idaho in Idaho Falls that will enable users learn about the functionality unique to NuScale's SMR technology

GSE SOLUTIONS

1 December 2020 - Natural Resources Canada press release outlines next steps for progress on small modular reactor technology.
2 www.spglobal.com/platts/en/market-insights/latest-news/electric-power/021221-montana-senate-panel-oks-study-to-convert-colstrip-coal-plant-to-nuclear
3 www.eenews.net/eedaily/2021/02/08/stories/1063724579?utm_campaign=edition&utm_medium=email&utm_source=eenews%3Aeedaily
4 According to ReportLinker.com





NUSCALE

FUTURE OPPORTUNITIES IN SMR

- SMR solution supports our mission
  ** "A promising new non-emitting technology that has the potential to produce reliable electricity in Canada, supporting the country's transition to net-zero emissions by 2050."*
- GSE's partner NuScale is expected to have first SMR operational by 2027
- NuScale has invested more than $900m in SMR technology*
- Others are developing SMRs including GE Hitachi; Rolls-Royce Consortium; and others

© 2021 GSE Solutions All Rights Reserved.

20

 Financials

 Approximate Revenue Mix (2020)      Engineering  Workforce Solutions  By Segment  By Industry      Nuclear  Other Power      North America  Europe  By Geography      Utilities  Other  By End User    Asia & Other    Non-Power / Process

 Annual Financial Highlights  Consolidated Orders (in $M)  Performance Engineering Orders (in $M)  Consolidated Orders & Revenue Trend (in $M)  Workforce Solutions Orders (in $M)          1 CAGR = Compound Annual Growth Rate2 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix

 Quarterly Financial Highlights  Consolidated Orders (in $M)  Performance Engineering Orders (in $M)  Consolidated Orders & Revenue Trend (in $M)  Workforce Solutions Orders (in $M)          1 CAGR = Compound Annual Growth Rate2 Adjusted EBITDA and Adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation in Appendix

 Peer Group Analysis    Ticker *   Company   Stock Price*  Shares Outstanding  Market Cap  Cash  Debt  Enterprise Value   SALES(TTM)    EV/SALES(TTM)   GVP  GSE Solutions  $1.70  20.6  $35.02  $3.75  $12.50  $43.77  $53.02  0.83    Ticker*    Company   Stock Price*  Shares Outstanding  Market Cap  Cash  Debt  Enterprise Value  SALES(TTM)   EV/SALES(TTM)   NVEE  NV5 Global  $93.39  15.2  $1,419.53  $92.93  $172.34  $1,498.94  $646.91  2.32   WLMS  Williams Industrial Services Group  $5.78  25.9  $149.70  $5.44  $31.68  $175.94  $263.76  0.67   ATCX  Atlas Technical Consultants  $9.14  31.9  $291.57  $16.33  $445.44  $720.68  $482.18  1.49   LEU  Centrus Energy Corp.  $36.81  14.0  $515.34  $176.00  $105.00  $444.34  $244.50  1.82   SVIK.ST  Studsvik  86.00 SEK  8.2  706.8 SEK  86.9 SEK  121.5 SEK  757.42 SEK  765.23 SEK  0.99   DLHC  DLH Holdings Corp.  $10.97  12.5  $137.13  $0.42  $60.32  $197.03  $221.51  0.89   PESI  Perma-Fix Environmental Services  $6.39  12.2  $77.96  $0.71  $6.66  $83.91  $126.07  0.67     Peer Group                1.26   *As of 9/17/2021 and USD  Discount to Peer Group -47.56%

 Looking to the Future

Investment Highlights

Highly Specialized Platform	• Expertise from 50+ years of serving clients in the power and process sectors • Proven and differentiated technology for simulation and training solutions • Difficult-to-replicate technology and base of talented, specialized employees
Favorable Industry Drivers	• Recognition of nuclear as a critical source of resilient baseload carbon-free energy • Environmentally-friendly Biden administration--ambitious plans to cut carbon emissions • Aging workforce crisis / buoyant outlook for Small Modular Reactor ("SMR") technology
Solid Growth Strategy	• Focus on growth, execute on exciting solutions roadmap • Streamline operations, contain costs and maximize cash flow
Aligned, Proven Leadership	• Experience and skill-set to deliver operational improvements • Leadership with an "owner/operator" mentality • Aligned with shareholders – CEO Top Five Shareholder of GSE
Global Blue Chip Client Base	• Four decades serving a high-barrier-to-entry market • Strong, enduring relationships with blue chip power and process companies • Diverse number of clients across entire power industry
Attractive Valuation	• Significant discount relative to industry peers • Growing Software as a Service ("SaaS") revenue stream (higher multiple)

GSE SOLUTIONS

© 2021 GSE Solutions All Rights Reserved.

27

Focus on Organic Growth & Operational Improvement

- Capitalize on pent-up demand coming to market after COVID-19-driven delays
- Strengthen divisional leadership
- Unify engineering services under one umbrella
- Streamline operations, contain costs and maximize cash flow
- Disciplined capital structure management and debt paydown
- Deliver on exciting solutions pipeline


Photo courteous of NuScale

GSE SOLUTIONS™

Connect With Us

GSE Solutions
Kyle Loudermilk
President and CEO
kyle.loudermilk@gses.com
+1 410.970.7800

Lytham Partners
Adam Lowensteiner
Vice President
gvp@lythampartners.com
+ 1 646.829.9702

www.linkedin.com/company/gse-solutions/

investor@gses.com

www.gses.com

GSE

© 2021 GSE Solutions All Rights Reserved.

29

 Appendix

GSE Solutions Financial History[1,2] and Balance Sheet Data

Financial Summary[1] (in $ millions, except shares amounts)	Fiscal Year Ended				6 Months Ended	
	2017	2018	2019	2020	Jun. 30, 2020	Jun. 30, 2021
Revenue	70.9	92.2	83.0	57.6	32.1	26.6
Gross Profit	18.5	23.1	20.3	14.8	7.7	5.6
Gross margin	*26%*	*25%*	*24%*	*26%*	*24%*	*21%*
Operating (loss) income	0.2	1.4	(7.4)	(9.5)	(8.0)	(3.5)
Operating margin	*0%*	*1%*	*(9%)*	*(17%)*	*(25%)*	*(13%)*
Net (loss) income	6.6	(0.4)	(12.1)	(10.5)	(8.4)	1.0
Diluted EPS	$0.33	($0.02)	($0.60)	($0.52)	($0.41)	$0.05
Diluted shares	19,605,427	19,704,999	20,062,021	20,439,157	20,375,446	20,638,116
EBITDA	1.5	3.7	(2.2)	(6.9)	(6.5)	2.1
Adjusted EBITDA	5.7	7.4	4.8	(0.3)	(0.8)	(1.2)
Adjusted net (loss) income	3.0	(3.6)	8.0	0.0	(1.6)	(1.6)
Adjusted EPS - diluted	$0.15	($0.18)	$0.39	$0.00	($0.08)	($0.08)

Balance Sheet (in $ millions)	Jun. 30, 2021
Cash and cash equivalents	3.8
Current assets	20.5
Total assets	40.1
Current liabilities	25.5
Total debt	12.4
Total stockholders' equity	13.0

1 Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017

2 EBITDA, Adjusted EBITDA, Adjusted net income and adjusted EPS are non-GAAP financial measures; see GAAP to non-GAAP reconciliation on pages 26 and 27 in the Appendix of this presentation.

GSE SOLUTIONS

© 2021 GSE Solutions All Rights Reserved.

31

GSE EBITDA & Adjusted EBITDA Reconciliation (in $ Thousands)[1]

EBITDA and Adjusted EBITDA are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes EBITDA and Adjusted EBITDA, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses EBITDA, Adjusted EBITDA, and other non GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non GAAP and GAAP results. Investors should recognize that EBITDA and Adjusted EBITDA might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non GAAP EBITDA and Adjusted EBITDA to the most directly comparable GAAP measure (net income) in accordance with SEC Regulation G follows:

Adjusted EBITDA Summary	Fiscal Year Ended				3 Months Ended	
(in $ thousands)	2017	2018	2019	2020	Jun. 30, 2020	Jun. 30, 2021
Net (loss) income	6,557	(354)	(12,085)	(10,537)	(8,407)	1,026
Interest (expense) income, net	(80)	268	988	623	428	103
(Benefit) provision for income taxes	(6,153)	1,131	5,733	355	50	(39)
Depreciation and amortization	1,146	2,634	3,129	2,612	1,451	994
EBITDA	1,470	3,679	(2,235)	(6,947)	(6,478)	2,084
Acquisition-related expense	473	540	744	192	188	-
Acquisition-related settlement	-	-	(2,025)	-	-	-
Bad debt related to customer bankruptcy	122	85	-	-	-	-
Change in fair value of contingent consideration	446	-	(1,200)	-	(4)	-
Employee retention credit	-	-	-	-	-	(5,075)
Impact of the change in fair value of derivative instruments	(99)	350	13	17	-	-
Litigation	-	-	-	477	861	-
Loss on impairment	-	-	5,597	4,302	4,302	-
Restructuring charges	778	1,269	2,478	1,297	10	808
Stock-based compensation expense	2,472	1,526	1,420	378	324	501
VAT write-off	-	-	-	-	-	450
Adjusted EBITDA	5,662	7,449	4,792	(284)	(797)	(1,232)

[1] Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017

© 2021 GSE Solutions All Rights Reserved.

32

Adjusted Net Income & Adjusted EPS Reconciliation

(In $ Thousands, except share amounts)[1,2]

Adjusted Net Income and adjusted earnings (loss) per share ("adjusted EPS") are not measures of financial performance under generally accepted accounting principles ("GAAP"). Management believes adjusted net income and adjusted EPS, in addition to GAAP measures, provide meaningful supplemental information regarding our operational performance. Our management uses Adjusted Net Income and other non GAAP measures to evaluate the performance of our business and make certain operating decisions (e.g., budgeting, planning, employee compensation and resource allocation). This information facilitates management's internal comparisons to our historical operating results as well as to the operating results of our competitors. Since management finds these measures to be useful, we believe that our investors can benefit by evaluating both non GAAP and GAAP results. Investors should recognize that Adjusted Net Income and Adjusted EPS might not be comparable to similarly titled measures of other companies. These measures should be considered in addition to, and not as a substitute for or superior to, any measure of performance prepared in accordance with GAAP. A reconciliation of non GAAP adjusted net income and adjusted EPS to GAAP net income, the most directly comparable GAAP financial measure, is as follows:

Adjusted Net Income (Loss) Summary	Fiscal Year Ended				3 Months Ended	
(in $ thousands, except shares amounts)	2017	2018	2019	2020	Jun. 30, 2020	Jun. 30, 2021
Net (loss) income	6,557	(354)	(12,085)	(10,537)	(8,407)	1,026
Acquisition-related expense	473	540	744	192	188	-
Acquisition-related settlement	-	-	(2,025)	-	-	-
Amortization of intangible assets related to acquisitions	335	1,612	2,400	1,943	1,114	643
Bad debt related to customer bankruptcy	122	85	-	-	-	-
Change in fair value of contingent consideration	446	-	(1,200)	-	-	-
Employee retention credit	-	-	-	-	-	(5,075)
Impact of the change in fair value of derivative instruments	(99)	350	13	17	(4)	-
Litigation	-	-	-	477	861	-
Loss on impairment	-	-	5,597	4,302	4,302	-
Release of valuation allowance	(10,555)	(339)	6,820	1,589	-	-
Restructuring charges	778	1,269	2,478	1,297	10	808
Stock-based compensation expense	2,472	1,526	1,420	378	324	501
Tax reform impact	2,497	-	-	-	-	-
VAT write-off	-	-	-	-	-	450
Income tax expense impact of adjustments	-	(8,251)	3,851	345	-	-
Adjusted net income (loss)	3,026	(3,562)	8,013	3	(1,612)	(1,647)
Earnings (loss) per share - diluted	$0.33	($0.02)	($0.60)	($0.52)	($0.41)	$0.05
Adjusted earnings (loss) per share - diluted	$0.15	($0.18)	$0.39	$0.00	($0.08)	($0.08)
Weighted average shares outstanding - diluted	19,605,427	19,922,151	20,376,255	20,439,157	20,375,446	20,638,116

[1] Excludes DP Engineering for periods prior to February 15, 2019; excludes True North prior to May 11, 2018 and excludes Absolute Consulting prior to September 20, 2017

[2] Adjusted Net Income for prior periods does not include the impact on income tax expense of the adjustments

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